Fees Summary	Oct. 21, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 440,100,000
Previously Paid Amount	0
Total Fee Amount	60,777.81
Total Offset Amount	0
Net Fee	$ 60,777.81